EXHIBIT 10
                              RESOLUTION AGREEMENT

         THIS RESOLUTION AGREEMENT is entered into by and among the parties hereto as of October 8, 1998.

                                    RECITALS

         A. WHEREAS, as of August 1, 1997, Joseph and Susan Angard ("Angard") and Global One Distribution & Merchandising Inc. ("Global One") entered into various written and oral agreements (the "Angard Agreements") whereby Angard agreed to sell certain shares of Global One's common stock ("Stock") held by Angard, cause certain shares of Stock held by Angard to be retired, and to lend the proceeds from the sale of Stock held by Angard to Global One, such loan to be secured by a perfected security interest in certain assets of Global One and its subsidiaries as collateral for such loan (the "Angard Security Interest"); and

         B. WHEREAS, the Angard Agreements have since been modified such that as of the date hereof, Angard and Global One agree that Angard (i) owns 2,077,092 shares of Stock (the "Angard Stock"); (ii) owns $250,000.00 aggregate amount of Global One's Convertible Subordinated Secured Debentures (the "Angard Debenture"); and is owed $337,000.00 by Global One (the "Angard Debt"), which amount is secured by the Angard Security Interest; and

         C. WHEREAS, Angard, Global One and Miller Johnson and Kuehn, Incorporated or its designees ("MJK") desire the following: (i) Global One shall pay Angard the sum of $124,036.00 as full satisfaction of the Angard Debt and the obligation evidenced by the Angard Debenture; (ii) MJK shall purchase the Angard Stock for $25,964.00; (iii) Angard shall release the Angard Security Interest; and (iv) all parties shall release each other and their affiliates; and

         D. WHEREAS, Erekesef Securities Limited ("Erekesef") was issued Eight Million (8,000,000) shares of Stock (the "Erekesef Stock") pursuant to a Share Exchange Agreement, dated October 24, 1997, between Erekesef and Global One (the "Erekesef Agreement"); and

         E.  WHEREAS,  Erekesef  is the  holder  of two  promissory  notes  (the
"Erekesef Promissory Notes") evidencing a debt from Global One in favor of Erekesef (the "Erekesef Debt") having an aggregate principal amount of $264,000.00, each such promissory note being secured by a perfected security interest in Global One's, and its subsidiaries, assets (the "Erekesef Security Interests"); and

         F. WHEREAS, Erekesef, Global One and MJK desire the following: (i) Global One shall pay Erekesef the sum of $264,000.00 as full satisfaction of the Erekesef Debt; (ii) MJK shall purchase the Erekesef Stock for $100,000.00;(iii) Erekesef shall release the Erekesef Security Interests; and (iv) all parties shall release each other and their affiliates; and




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         G. WHEREAS,  Alan Saloner ("Saloner") is the principle of Senoral, Inc.
("Senoral") and Safcor, Inc. ("Safcor," and collectively with Saloner and Senoral, the "Senoral Parties"), and over the years, the Senoral Parties, on the one hand, and Global One and its subsidiaries, on the other hand, have engaged in various financing and other transactions (however, Saloner was never the lending party in his individual capacity), including, without limitation, various secured financings involving perfected security interests (the "Senoral Security Interests"), purchase order financings, loans, re-financings, and foreclosures resulting in a debt being owed from Global One to the Senoral Parties (the "Senoral Debt"); and

         H. WHEREAS, Safcor is the owner of $400,000.00 aggregate amount of Global One's Convertible Subordinated Secured Debentures (the "Safcor Debenture");

         I. WHEREAS, the Senoral Parties and Global One desire the following:

(i) Global One shall pay the Senoral Parties the sum of $209,239.89 as full satisfaction of the Senoral Debt and the obligation evidenced by the Safcor Debenture; (ii) the Senoral Parties shall release the Senoral Security Interests; and (iii) all parties shall release each other and their affiliates; and

         J. WHEREAS, Angard and the Senoral Parties entered into an Intercreditor Agreement which the parties wish to terminate and release all obligations and commitments arising thereunder; and

         K. WHEREAS, BEx Corp. and Kelly Russell Studios, Inc. are parties hereto solely for purposes of the releases granted pursuant to Section 6 hereof.

         NOW, THEREFORE, IN CONSIDERATION of the foregoing, the following, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Angard, Erekesef, the Senoral Parties, MJK and Global One agree as follows:

                                    AGREEMENT

1.       CLOSING  DATE.  The  closing of the  transactions  contemplated  herein
         --------------
         ("Closing") shall occur on October 8, 1998 (the "Closing Date") at the offices of Samaha Grogin, LLP, 911 E. Colorado Boulevard, Third Floor, Pasadena, California 91106 at 10:00 a.m. or as soon thereafter as is reasonably practicable, or as otherwise agreed by the parties hereto.

2.       ANGARD MATTERS. (a) On the Closing Date, Angard shall deliver (i)  a
         --------------
         certificate or certificates evidencing the Angard Stock together with an endorsed assignment thereof in the form of Exhibit 1 attached hereto, executed in blank or as otherwise directed by MJK; (ii) a letter acknowledging receipt of $150,000.00 from Global One and MJK in the form of Exhibit 2 attached hereto; (iii) the Angard Debenture together with an endorsed assignment thereof in the form of Exhibit
         3 attached hereto, executed in blank or as otherwise directed by




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



         Global One; and (iv) a Termination Statement on Form UCC-2 releasing the Angard Security Interest in the form of Exhibit 4 attached hereto.

         (b) On the Closing date, Global One or MJK shall deliver, in immediately available funds, the sum of $150,000.00 to Angard (the "Angard Payment"). Such amount shall be delivered via wire transfer to the following address:

                  Banking Routing Number:                     122000248
                  Account Name:                               ICD, INC
                  Account Number:                             0221780570

         (c) Global One shall (i) continue to indemnify and defend Joseph Angard for matters relating to his employment as an officer and director of Global One and its subsidiaries (except that Global One shall not indemnify Angard for any claim relating to any transaction involving Richmond Brye in any manner whatsoever); (ii) provide health insurance benefits for 45 days following the Closing Date; and (iii) settle the American Express charge card balance so long as Angard pays their share of the settlement. In connection with subclause (iii) above, Global One shall retain $7,500.00 from the Angard Payment; during the week following the Closing, Angard shall be permitted to review the amount owing by Angard to American Express (presently calculated to be $14,631 by Global One) and if Global One agrees, then such amount shall be adjusted; following settlement of the American Express charge card balance, Global One shall refund any amount determined to be owing to Angard or Angard shall pay to Global One any amount due from Angard.

         (d) Angard shall return to Global One his leased automobile on or before October 31, 1998.

3.       EREKESEF MATTERS. (a) On the Closing Date, Erekesef shall deliver (i)
         ----------------
         a certificate or certificates evidencing the Erekesef Stock together with an endorsed assignment thereof in the form of Exhibit 5 attached hereto, executed in blank or as otherwise directed by MJK; (ii) a letter acknowledging receipt of $364,000.00 from Global One and MJK in the form of Exhibit 6 attached hereto; and (iii) a Termination Statement on Form UCC-2 releasing the Erekesef Security Interests in the form of Exhibit 7 attached hereto.

         (b) On the Closing date, Global One or MJK shall deliver, in immediately available funds, the sum of $364,000.00 to Erekesef. Such amount shall be delivered via wire transfer to the following address:

                  Banking Routing Number:     122201444
                  Account Name:               Kinsella, Boesch, Fujikawa & Towle
                  Client Trust Account:       14-072-055

4.       SENORAL PARTY MATTERS. (a) On the Closing Date, the Senoral Parties
         ----------------------
         shall deliver (i)  a letter acknowledging receipt of $209,239.89 from

         Global One and MJK in the form of Exhibit 8 attached hereto; (ii) the Safcor Debenture together with an endorsed assignment thereof in the form of Exhibit 9 attached hereto, executed in blank or as otherwise directed by Global One; (iii) Termination Statements on Form UCC-2 releasing the Senoral Security Interests in the form of Exhibit 10 attached hereto; and (iv) take all steps necessary to release any other collateral (which collateral is owned by Global One) held by any of the Senoral Parties pursuant to the Senoral Security Interests or otherwise (except the Brye Collateral held by Senoral).

         (b) On the Closing date, Global One or MJK shall deliver, in immediately available funds, the sum of $209,239.89 to the Senoral Parties. The Senoral Parties agree that such payment shall be made by wire transfer to the following address:

                  Banking Routing Number:                     122000496
                  Account Name:                               Safcor, Inc.
                  Account Number:                             6050010498

5. Representations and Warranties. (a) Angard represents and warrants to Global One and MJK that they have good and marketable title to, and are the owners of, the Angard Stock, the Angard Debt, the Angard Debenture and that none of such items is subject to any lien, encumbrance, or other right whatsoever which would prevent, hinder or frustrate the transactions contemplated herein.

         (b) Subject to pending litigation actually known by Global One as of the date hereof, Erekesef represents and warrants to Global One and MJK that it has good and marketable title to, and is the owner of, the Erekesef Stock, and the Erekesef Debt; that none of such items is subject to any lien, encumbrance, or other right whatsoever which would prevent, hinder or frustrate the transactions contemplated herein; and that it has full authority and power to enter into this agreement and consummate the transactions required by it to be performed hereunder.

         (c) Subject to pending litigation actually known by Global One as of the date hereof, the Senoral Parties represent and warrant to Global One and MJK that they have good and marketable title to, and are the owners of, the Senoral Debt; that the Senoral Debt is not subject to any lien, encumbrance, or other right whatsoever which would prevent, hinder or frustrate the transactions contemplated herein; and that each such party has full authority and power to enter into this agreement and consummate the transactions required by it to be performed hereunder. Safcor represents and warrants to Global One and MJK that it has good and marketable title to, and is the owner of, the Safcor Debenture and that the Safcor Debenture is not subject to any lien, encumbrance, or other right whatsoever which would prevent, hinder or frustrate the transactions contemplated herein.

         (d) MJK represents and warrants that MJK is familiar with and has conducted its own investigation into the operations of Global One; is not relying upon any disclosures made or to be made by Erekesef; and the Global One securities are not being acquired in connection with a distribution which violates applicable federal or state securities law.

6.       MUTUAL RELEASE. (a) Except for the obligations created herein,
         --------------
         effective as of the Closing, each party hereto hereby releases, acquits and forever discharges each of the other parties hereto, their affiliates, directors, officers, shareholders, employees, accountants, attorneys, consultants, and agents (collectively, "Affiliates") from any and all claims, liabilities, demands actions or causes of actions of any kind, nature or description whatsoever whether arising at law or in equity, or upon contract or tort, or under any state or federal law or otherwise, which he, she or it may have had, may now have or made claim to have, or may in the future have or claim to have, howsoever arising or acquired, against any of the others or their Affiliates for or by reason of any act, omission, matter cause or thing whatsoever arising from the beginning of time to and including the date hereof, related to or arising from transactions with Global One (except that this release shall not extend to obligations between Global One and MJK) whether such claims, liabilities, demands, actions, or causes of action are matured or unmatured, known or unknown, existing or not existing, asserted or unasserted, presently held or acquired in the future, liquidated or unliquidated, or absolute or contingent in any way relating to the transactions described in the Recitals hereof or otherwise occurring because of the interactions between the parties.

         (b) Each of the parties hereto acknowledges that he, she or it has been represented by counsel in connection with this release and each of the parties hereto specifically waives the provisions of California Civil Code Section 1542 which states:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         (c) Each of the parties hereto represents and warrants that he, she or it has not assigned, transferred or hypothecated or set over to any person or entity any interest in any of the claims that are the subject if the foregoing release.

         (d)  Global  One  acknowledges   that  Saloner  owns  shares  of  Stock
         personally; the ownership of such shares shall not be affected by the agreements and releases contained herein.

         (e) Except for a claim or claims brought by a bankruptcy trustee or by third-party creditors (or their representative), Global One shall indemnify and defend the Senoral Parties in the event any claim is brought against the Senoral Parties by OSP Publishing, Inc.

         (f) Except for a claim or claims brought by a bankruptcy trustee or by third-party creditors (or their representative), Global One shall indemnify and defend Erekesef in the event any claim is brought against Erekesef by OSP Publishing, Inc.

7.       FURTHER ACTIONS. (a) Each party covenants and agrees to take any
         ---------------
         reasonable further action requested by any other party hereto in furtherance of the transactions contemplated herein. In connection with the foregoing, each of Angard, Erekesef and each of the Senoral Parties hereby appoints the President of Global One as such party's attorney-in-fact for the purpose of signing and delivering any document requested hereunder relating to the release of the security interests agreed to be released hereunder which such party fails to sign and deliver within three (3) calendar days of receipt of Global One's request. The power of attorney granted herein is coupled with an interest and shall be irrevocable.

         (b) Global One agrees that in connection with any litigation involving Global One and/or its subsidiaries relating to the transactions referenced herein or the relationship between Global One and any of the Senoral Parties or Erekesef, as the case may be, on or prior to the date hereof in which any of the Senoral Parties or Erekesef is named as a defendant or in which it is threatened that an action will be brought against any of the Senoral Parties or Erekesef based upon the same factual allegations, Global One shall not settle such litigation unless, as a part of such settlement, Global One obtains a complete release of the Senoral Parties and/or Erekesef, as the case may be, reasonably acceptable to the Senoral Parties and/or Erekesef, as the case may be.

8. Termination of Agreements. Except as specifically provided herein, all agreements between Global One and any of Angard, Erekesef, the Senoral Parties, or any combination of such parties, are hereby terminated and of no further force or effect.

9.       CONDITION PRECEDENT. (a) Neither Global One nor MJK shall be required
         -------------------
         to close the transactions contemplated herein unless Global One shall have received any other Termination Statements on Form UCC-2 necessary to provide a first-priority security interest to a third-party lender; and MJK shall not be required to close the transactions contemplated herein unless Global One receives effective resignations of Nathan Peck, Hilton Blieden, Gary Dyne and Allan Legator from Global One's Board of Directors.

         (b) If either Global One or MJK is not required to close the transactions contemplated herein, then, unless the such party elects to close, the Closing shall not occur.

10.      MISCELLANEOUS. (a) This Agreement may be executed in one or more
         --------------
         counterparts, each of which shall constitute but one and the same instrument.

         (b) Should any portion of this Agreement be determined to be illegal or unenforceable, all other provision nevertheless shall remain effective.

         (c) This Agreement contains the entire Agreement between the parties to this Agreement with respect to the subject matter hereof, and is intended as a final expression of such parties' agreement with respect to such terms as are included herein, and supersedes all negotiations, stipulations, understandings, representations and warranties, if any, with respect to such subject matters, which proceed or accompany the execution of this Agreement.

         (d) This Agreement shall be construed in accordance with the laws of the State of California applicable to contracts executed and to be performed wholly within the State of California. If any suit or action is commenced to enforce this Agreement, the prevailing party in such suit or action shall be entitled to receive from the losing party, reasonable attorneys' fees and costs incurred in connection with such suit or action.

         (e) Each party shall bear its own costs and expenses incurred in connection herewith.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.


/S/ JOSEPH C. ANGARD
------------------------------
Joseph C. Angard


/S/ SUSAN ANGARD
------------------------------
Susan Angard


/S/ ALAN SALONER
------------------------------
Alan Saloner


EREKESEF SECURITIES LIMITED

/S/ KEVIN BERMEISTER
------------------------------
Name: KEVIN BERMEISTER
Title:

SENORAL, INC.

/S/ ALAN SALONER
------------------------------

By:      Alan Saloner
         President


SAFCOR, INC.

/S/ ALAN SALONER
-----------------------------
By:      Alan Saloner
         President



MILLER JOHNSON & KUEHN, INCORPORATED


/S/ DAVID B. JOHNSON
-----------------------------
By:      David B. Johnson
         Executive Vice President


GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.

/S/ DOUGLASS E. COY
------------------------------
By:      Douglass E. Coy
         Chief Executive Officer


BEX CORP.

/S/ DOUGLASS E. COY
------------------------------
By:      Douglass E. Coy
         Chief Executive Officer


KELLY RUSSELL STUDIOS, INC.

/S/ DOUGLASS E. COY
------------------------------
By:      Douglass E. Coy
         Chief Executive Officer

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